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                           EXHIBIT 24


                       POWER OF ATTORNEY


         The undersigned directors and/or officers of Rochester Telephone Corporation, a New York transportation corporation ("Company"), hereby constitute and appoint Ronald L. Bittner, Louis L. Massaro and Josephine S. Trubek, or any one of them, his or her true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which any of said attorneys and agents may deem necessary or advisable in connection with the adoption and implementation of the Bargaining Unit Employees' Retirement Savings Plan (the "Plan") to enable the Company to comply with the Securities Act of 1933, as amended, and with any regulations, rules or requirements of the Securities and Exchange Commission thereunder in connection with the registration under said Act of an indeterminate number of participations in the Plan and the Company's $1.00 par value Common Stock that may be purchased with contributions under the Plan, and to comply with the requirements of any applicable state securities laws including specifically, but without limitation of the foregoing, full power and authority to sign the names of the undersigned to the Registration Statement on Form S-8 or such other forms as may be appropriate to be filed with the Securities and Exchange Commission in connection with the adoption and implementation of the Plan, and to any amendment or amendments thereto filed with said Commission under said Act in such connection, the undersigned hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this instrument has been signed and delivered by the undersigned.



                                 --------------------------
                                 Patricia C. Barron


                                 /s/ Ronald L. Bittner
                                 --------------------------
                                 Ronald L. Bittner


                                 /s/ John R. Block
                                 --------------------------
                                 John R. Block


                                 /s/ Harlan D. Calkins
                                 --------------------------
                                 Harlan D. Calkins

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                                 /s/ Brenda Evans Edgerton
                                 --------------------------
                                 Brenda Evans Edgerton


                                 /s/ Jairo A. Estrada
                                 --------------------------
                                 Jairo A. Estrada


                                 /s/ Daniel E. Gill
                                 --------------------------
                                 Daniel E. Gill


                                 /s/ Alan C. Hasselwander
                                 --------------------------
                                 Alan C. Hasselwander


                                 /s/ Wolcott J. Humphrey, Jr.
                                 --------------------------
                                 Wolcott J. Humphrey, Jr.



                                 --------------------------
                                 Douglas H. McCorkindale


                                 /s/ Richard P. Miller, Jr.
                                 --------------------------
                                 Richard P. Miller, Jr.


                                 /s/ G. Dennis O'Brien
                                 --------------------------
                                 G. Dennis O'Brien


                                 /s/ Leo J. Thomas
                                 --------------------------
                                 Dr. Leo J. Thomas


                                 /s/ Michael T. Tomaino
                                 --------------------------
                                 Michael T. Tomaino
(39ED)